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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) June 22, 2004


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                             MEADE INSTRUMENTS CORP.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                      0-22183                 95-2988062
 (State or Other Jurisdiction    (Commission File Number)       (IRS Employer
        of Incorporation)                                    Identification No.)

      6001 Oak Canyon, Irvine, CA                                   92618
(Address of principal executive offices)                         (Zip Code)


                                 (949) 451-1450
               Registrant's telephone number, including area code


                                 6001 Oak Canyon
                                Irvine, CA 92618
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.


         On June 22, 2004 Meade Instruments Corp. participated in an interview with Wall Street Reporter. A press release was issued regarding this interview. A copy of the press release is furnished as Exhibit 99.1 to this report.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 22, 2004                         MEADE INSTRUMENTS CORP.



                                              /s/ MARK D. PETERSON
                                     -----------------------------------------
                                                  Mark D. Peterson
                                     Senior Vice President and General Counsel

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                                INDEX OF EXHIBITS


Number       Exhibit
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99.1         Press release, dated June 22, 2004, issued by Meade Instruments
             Corp.